Exhibit 99.1

FIFTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This FIFTH Amendment TO LOAN AND SECURITY AGREEMENT (the “Amendment”), is dated August 4, 2023, and is made by and among (a) AIR INDUSTRIES MACHINING, CORP., a New York corporation (“AIM”), NASSAU TOOL WORKS, INC., a New York corporation (“NTW”), THE STERLING ENGINEERING CORPORATION, a Connecticut corporation (“Engineering”, and together with AIM and NTW, collectively the “Borrower”), (b) AIR INDUSTRIES GROUP, a Nevada corporation (together with its successors and permitted assigns, “Parent”), and AIR REALTY GROUP, LLC, a Connecticut limited liability company (“Realty”, and together with Parent, the “Guarantor”) and WEBSTER BANK, NATIONAL ASSOCIATION, a national banking association (successor by merger to Sterling National Bank), (together with its successors and permitted assigns, the “Lender”).

Recitals

Pursuant to that certain Loan and Security Agreement, dated as of December 31, 2019 (the “Loan Agreement”) by and among Borrower, Guarantor, the other Credit Parties thereto, and Lender, Lender has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof (capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement, as amended hereby).

The Credit Parties have acknowledged that that the Fixed Charge Coverage Ratio of Parent and its consolidated Subsidiaries for the Fiscal Quarter ending March 31, 2023, was less than 1.25 to 1.00, in violation of Section 9.14(a) of the Loan Agreement, resulting in an Event of Default under Section 10.1(c)(i) of the Loan Agreement (the “Existing Event of Default”).

The Credit Parties have requested that Lender agree to (a) make certain amendments to the Loan Agreement and (b) waive the Existing Event of Default.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Amendments to Loan Agreement. As of the effective date of this Amendment, the Loan Agreement is as follows:

(a) Section 9.14(a). Section 9.14(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(a) The Fixed Charge Coverage Ratio for Parent and its consolidated Subsidiaries for any Fiscal Quarter of Parent, determined as of the last day of such Fiscal Quarter, shall not be less than (i) 0.95 to 1.00 for the Fiscal Quarters ending June 30, 2023 and September 30, 2023 and (ii) 1.25 to 1.00 for all other Fiscal Quarters.

(b) Section 9.5(e). Section 9.5(e) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(c) purchase money secured Debt (including Capital Leases) incurred to purchase Equipment, provided that the aggregate amount of such Debt outstanding does not exceed $2,000,000 at any one time outstanding.

2. Limited Waiver of Existing Event of Default.

(a) Borrower hereby acknowledges, confirms and agrees that (i) the Existing Event of Default has occurred and is continuing; (ii) the Existing Event of Default constitutes an Event of Default under the Loan Agreement and the other Loan Documents; and (ii) in the absence of this Amendment and at all times during the period commencing on the earliest date on which any of the Existing Event of Default occurred through the Fifth Amendment Effective Date (as defined below), the occurrence of the Existing Event of Default entitles Lender to exercise its rights and remedies under the Loan Documents, applicable law and otherwise.

(b) Subject to the limitations and other terms and conditions set forth in this Amendment, Lender hereby waives the Existing Event of Default. Notwithstanding the foregoing, Lender has not waived and is not by this Amendment waiving, and have no present intention of waiving, any Event of Default which may have occurred prior to the Fifth Amendment Effective Date, or may be continuing on the Fifth Amendment Effective Date or any Event of Default which may occur after the Fifth Amendment Effective Date, other than the Existing Event of Default to the extent set forth herein, whether the same or similar to any Existing Event of Default or otherwise. Lender hereby reserves the right, in its sole discretion, to exercise any or all of their rights and remedies arising under the Loan Documents, applicable law or otherwise, as a result of any Event of Default, other than the Existing Event of Default, which may have occurred prior to the Fifth Amendment Effective Date, or are continuing on the Fifth Amendment Effective Date, or any Events of Default which may occur after the Fifth Amendment Effective Date, whether the same, similar, or related to the Existing Event of Default.

3. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Loan Agreement shall remain in full force and effect and shall apply to any Loan made thereunder.

4. Amendment Fee. In consideration of Lender’s agreement to enter into this Amendment, Borrower shall pay to Lender a non-refundable amendment fee in an amount equal to $10,000 which amendment fee has been fully earned as of the effective date of this Amendment, and which shall be payable at the execution and delivery of this Amendment.

5. Conditions Precedent. This Amendment shall be effective on the date (such date, the “Fifth Amendment Effective Date”) that each of the following conditions have been satisfied, in form and substance satisfactory to Lender:

(a) The Lender shall have received a fully executed copy of this Amendment;

(b) The Lender shall have received a copy of the resolutions or equivalent action, in form and substance reasonably satisfactory to the Lender, of the Board of Directors or equivalent authorizing body of Borrower authorizing, as applicable, the execution, delivery of this Amendment and the performance of this Amendment, certified by the Secretary, an Assistant Secretary or other authorized representatives of Borrower as of the Fifth Amendment Effective Date, which certificate shall state that the resolutions or other action hereby certified have not been amended, modified (except as any later such resolution or other action may modify any earlier such resolution or other action), revoked or rescinded and are in full force and effect; and

[Fifth Amendment to Loan and Security Agreement]

(c) The Lender shall have received the amendment fee set forth in Section 4 above and Borrower shall have paid or cause to be paid all fees and expenses required to be paid in accordance with this Amendment.

6. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

(a) Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

(b) The execution, delivery and performance by Borrower of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the certificate of formation, articles of incorporation, operating agreement, or by-laws of Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in the Loan Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

(d) After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

7. References. All references in the Loan Agreement to “this Agreement” shall be deemed to refer to the Loan Agreement as amended hereby; and any and all references in the Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

8. No Waiver. Except as set forth in Section 1 of this Amendment, the execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Loan Agreement or a waiver of any breach, default or event of default under any Loan Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Amendment.

9. Release. Borrower hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever relating to any Loan Document arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

[Fifth Amendment to Loan and Security Agreement]

10. Costs and Expenses. Borrower hereby reaffirms its agreement under the Loan Agreement to pay or reimburse Lender on demand for all costs and expenses incurred by Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, Borrower specifically agrees to pay all fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrower hereby agrees that Lender may, at any time or from time to time in its sole discretion and without further authorization by Borrower, make a loan to the Borrower under the Loan Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, and costs and expenses.

11. Counterparts. This Amendment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Amendment will be as effective as delivery of a manually executed counterpart of the Agreement.

12. Headings. Section Headings are for convenience of reference only, and are not part of, and are not to be taken into consideration in interpreting this Amendment.

13. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

[Signature pages follow]

[Fifth Amendment to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:

AIR INDUSTRIES MACHINING, CORP.

By:	/s/ Michael Recca
Name	Michael Recca
Title:	CFO

NASSAU TOOL WORKS, INC.

By:	/s/ Michael Recca
Name	Michael Recca
Title:	CFO

THE STERLING ENGINEERING CORPORATION

By:	/s/ Michael Recca
Name	Michael Recca
Title:	CFO

GUARANTOR:

AIR INDUSTRIES GROUP,
as parent

By:	/s/ Michael Recca
Name	Michael Recca
Title:	CFO

AIR REALTY GROUP, LLC

By:	/s/ Michael Recca
Name	Michael Recca
Title:	CFO

WEBSTER BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Wing Louie
Name:	Wing Louie
Title:	Managing Director

[Signature page to Fifth Amendment to Loan and Security Agreement]

[Fifth Amendment to Loan and Security Agreement]

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